PLAN AND AGREEMENT OF TRIANGULAR MERGER
BETWEEN
ARS NETWORKS, INCORPORATED (a New Hampshire corporation)
ARS PRODUCTS INC. (a Delaware corporation)
AND
HMM CAPITAL HOLDINGS, INC. (a Nevada corporation)

ARS NETWORKS, INCORPORATED, a New Hampshire corporation ("ARSN"), ARS PRODUCTS INC., a Delaware corporation ("ARS Products"), and HMM CAPITAL HOLDINGS, INC., a Nevada corporation ("HMM Capital"), hereby agree as follows:

WHEREAS, ARS Products is a wholly-owned subsidiary of ARSN; and

WHEREAS, the stockholders of HMM Capital desire to cause the merger of HMM Capital with and into ARS Products, and receive shares of the common stock of ARSN, par value $0.0001 per share (the "ARSN Stock") in exchange for all  issued and authorized common stock of HMM Capital, par value $0.0001 per share (the "HMM Capital Stock");

NOW, THEREFORE, in consideration of the foregoing and the following mutual covenants and agreements, the parties agree as follows:

1.                    Plan Adopted.  A plan of merger whereby HMM Capital merges with and into ARS Products (this "Plan of Merger"), pursuant to the provisions of the Delaware General Corporation Law (the "DGCL"), Chapter 92A of the Nevada Revised Statutes (the "NRS"), and Section 368(a)(1)(A) of the Internal Revenue Code of 1986, as amended, is adopted as follows:

(a)                 HMM Capital shall be merged with and into ARS Products, to exist and be governed by the laws of the State of Delaware.

(b)                 ARS Products shall be the Surviving Corporation (the "Surviving Corporation").

(c)                 When this Plan of Merger shall become effective, the separate existence of HMM Capital shall cease and the Surviving Corporation shall succeed, without other transfer, to all the rights and properties of HMM Capital and shall be subject to all the debts and liabilities of such corporation in the same manner as if the Surviving Corporation had itself incurred them.  All rights of creditors and all liens upon the property of each constituent entity shall be preserved unimpaired, limited in lien to the property affected by such liens immediately prior to the merger (the "Merger").

(d)                 The Surviving Corporation will be responsible for the payment of all fees and franchise taxes of the constituent entities payable to the states of Delaware and Nevada, if any.

(e)                 The Surviving Corporation will carry on business with the assets of HMM Capital, as well as the assets of ARS Products.

(f)                  The Surviving Corporation will be responsible for the payment of the fair value of shares, if any, required under the DGCL and the NRS.

(g)                 The stockholders of HMM Capital will surrender all of their shares of the HMM Capital Stock in the manner hereinafter set forth.

(h)                 In exchange for the shares of HMM Capital Stock surrendered by the stockholders of HMM Capital, ARSN will issue and transfer to such stockholders on the basis hereinafter set forth, shares of the ARSN Stock.

(i)                   ARSN, the sole stockholder of ARS Products, will keep its shares of the Surviving Corporation.

2.                    Effective Date.  The effective date of the Merger (the "Effective Date") shall be the date of the filing of Articles of Merger for HMM Capital and ARS Products in the states of Delaware and Nevada.

3.                    Submission to Stockholders.  This Plan of Merger shall be submitted for approval separately to the stockholders of HMM Capital and ARS Products in the manner provided by the laws of the states of Delaware and Nevada.

4.                    Manner of Exchange.  On the Effective Date, the stockholders of HMM Capital shall surrender their stock certificates representing the HMM Capital Stock to ARS Products in exchange for certificates representing the shares of ARSN Stock to which they are entitled.

5.                    Basis of Exchange.  The stockholders of HMM Capital currently own 10,000,000 shares of the HMM Capital Stock, which shares constitute all of the issued and outstanding shares of the capital stock of HMM Capital.  As a result of the Merger, the stockholders of HMM Capital shall be entitled to receive, in exchange for all HMM Capital Stock, 10,000,000 shares of the ARSN Stock.

6.                    Shares of the Surviving Corporation Held by the Current Stockholders of ARS Products.  The presently issued and outstanding shares of the ARS Products Stock shall be retained by its current stockholder, ARSN, following the Merger, so that following the Merger, ARSN will continue to own 100 percent of the issued and outstanding shares of the ARS Products Stock.

7.                    Registration Rights.  Not Applicable.

8.                    Directors and Officers.

(a)                 The present Board of Directors of ARS Products shall serve as the Board of Directors of the Surviving Corporation until the next annual meeting or until such time as their successors have been elected and qualified.

(b)                 If a vacancy shall exist on the Board of Directors of the Surviving Corporation on the Effective Date, such vacancy may be filled by the Board of Directors as provided in the Bylaws of the Surviving Corporation.

(c)                 All persons who, on the Effective Date, are executive or administrative officers of ARS Products shall be officers of the Surviving Corporation until the Board of Directors of the Surviving Corporation shall otherwise determine.  The Board of Directors of the Surviving Corporation may elect or appoint such additional officers as it may deem necessary or appropriate.

9.                    Certificate of Incorporation.  The Certificate of Incorporation of ARS Products, existing on the Effective Date, a copy of which is attached hereto as Exhibit A and incorporated herein for all purposes, shall continue in full force as the Certificate of Incorporation of the Surviving Corporation until altered, amended, or repealed as provided therein or as provided by law.

10.                 Bylaws.  The Bylaws of ARS Products existing on the Effective Date, a copy of which are attached hereto as Exhibit B and incorporated herein for all purposes, shall continue in full force as the Bylaws of the Surviving Corporation until altered, amended, or repealed as provided therein or as provided by law.

11.                 Copies of the Plan of Merger.  A copy of this Plan of Merger is on file at 100 Walnut Street, Champlain, New York 12919, the principal offices of HMM Capital, and 100 Walnut Street, Champlain, New York 12919, the principal offices of ARSN and ARS Products.  A copy of this Plan of Merger will be furnished to any stockholder of HMM Capital, ARSN, or ARS Products, on written request and without cost.

12.                 Representations and Warranties of HMM Capital.  HMM Capital represents and warrants to ARSN and ARS Products as follows:

(a)                 Organization.  HMM Capital is a corporation duly organized, validly existing and in good standing under the laws of the State of Nevada.  HMM Capital is not currently qualified to do business in any other state.

(b)                 Capitalization.  The authorized capital stock of HMM Capital consists of 300,000,000 shares of common stock, with a par value of $0.0001 per share (the "HMM Capital Stock" herein).  As of the date of this Plan of Merger, there are 10,000,000 shares of the HMM Capital Stock issued and outstanding.  Each outstanding share of the HMM Capital Stock is duly authorized, validly issued, fully paid and non-assessable, has not been issued and is not owned or held in violation of any preemptive rights of the stockholders of HMM Capital.  Such capital stock is free and clear of all liens, security interests, pledges, charges, encumbrances, stockholders' agreements, and voting trusts.  There is no commitment, plan or arrangement to issue and no outstanding option, warrant, or other right calling for the issuance of, any share of the capital stock of HMM Capital or any security or other instrument convertible into or exchangeable for the capital stock of HMM Capital.

(c)                 Financial Condition.  HMM Capital has furnished to ARSN and ARS Products an unaudited balance sheet of HMM Capital as of January 31, 2003, and the related statement of income and retained earnings for the period covered thereby (the "Financial Statement").  The Financial Statement (i) is in accordance with the books and records of HMM Capital; (ii) fairly presents the financial condition of HMM Capital at such date and the results of its operations for the period therein specified; (iii) was prepared in accordance with generally accepted accounting principles applied upon a basis consistent with prior accounting periods; and (iv) with respect to all contracts and commitments of HMM Capital, reflects adequate reserves for all reasonably anticipated losses and costs in excess of anticipated income.  Specifically, but not by way of limitation, the Financial Statement discloses all of the debts, liabilities, and obligations of any nature (whether absolute, accrued, contingent, or otherwise and whether due or to become due) of HMM Capital on the dates therein specified (except such debts, liabilities, and obligations as are not required to be reflected therein in accordance with generally accepted accounting principles) and includes appropriate reserves for all taxes and other liabilities accrued or due at such dates but not yet payable.

(d)                 Present Status.  Since the dates reflected on the Financial Statement, HMM Capital has not: (i) incurred any material obligations or material liabilities, absolute, accrued, contingent, or otherwise, except current trade payables; (ii) discharged or satisfied any liens or encumbrances, or paid any obligations or liabilities, except current Financial Statement liabilities and current liabilities incurred since the dates reflected on the Financial Statement, in each case, in the ordinary course of business; (iii) declared or made any stockholder payment or distribution or purchased or redeemed any of its securities or agreed to do so; (iv) mortgaged, pledged, or subjected to lien, encumbrance, or charge any of its assets except as shall be removed prior to or at the Effective Date; (v) canceled any debt or claim; (vi) sold or transferred any assets of a material value except sales from inventory in the ordinary course of business; (vii) suffered any damage, destruction, or loss (whether or not covered by insurance) materially affecting its properties, business, or prospects; (viii) waived any rights of a material value; or (ix) entered into any transaction other than in the ordinary course of business.

(e)                 Tax Liabilities.  The amounts set up as provisions for taxes on the Financial Statement are sufficient for all accrued and unpaid federal, state, local, and foreign taxes of HMM Capital, whether or not due and payable and whether or not disputed, under tax laws as in effect on the date of the Financial Statement or now in effect, for the period ended on that date and for all fiscal years prior thereto.  HMM Capital (i) has filed all federal, state, local, and foreign tax returns required to be filed by it; (ii) has delivered to ARSN and ARS Products true and correct copies for the last two years thereof initialed by the chief executive officer of HMM Capital; (iii) has paid (or has established on the Financial Statement a reserve for) all taxes, assessments, and other governmental charges payable or remittable by it or levied upon it or its properties, assets, income, or franchises which are due and payable; and (iv) has delivered to ARSN and ARS Products a true and correct copy so initialed of any report as to adjustments received by HMM Capital from any taxing authority during the past five years and a statement, so initialed, as to any litigation, governmental or other proceeding (formal or informal), or investigation pending, threatened, or in prospect with respect to any of those reports or the subject matter of those reports.

(f)                  Litigation and Claims.  There is no litigation, arbitration, claim, governmental or other proceeding (formal or informal), or investigation pending, threatened, or in prospect (or any basis therefor known to HMM Capital or its stockholders) with respect to HMM Capital, its stockholders, or any of their business, properties, or assets.  HMM Capital is not affected by any present or threatened strike or other labor disturbance nor, to the knowledge of HMM Capital or its stockholders, is any union attempting to represent any employee of HMM Capital as collective bargaining agent.  HMM Capital is not in violation of, or in default with respect to, any law, rule, regulation, order, judgment, or decree; nor is HMM Capital or its stockholders required to take any action in order to avoid such a violation or default.

(g)                 Properties.  HMM Capital has good and marketable title in fee simple absolute to all real properties and good title to all other properties and assets used in its business or owned by it (except real and other properties and assets as are held pursuant to leases or licenses, free and clear of all liens, mortgages, security interests, pledges, charges, and encumbrances, other than as shown on the Financial Statement, including, but not limited to a tax lien for unpaid real estate taxes.  Moreover:

(i)                   No real property owned, leased, licensed, or used by HMM Capital lies in an area which is, or to the knowledge of HMM Capital or its stockholders will be, subject to zoning, use, or building code restrictions which would prohibit, and no state of facts relating to the actions or inaction of another person or entity or their ownership, leasing, licensing, or use of that real property in the business in which HMM Capital is now engaged or the business in which it contemplates engaging.

(ii)                 The real and other properties and assets owned, leased, or licensed by HMM Capital constitute all such properties and assets which are necessary to the business of HMM Capital as presently conducted or as it contemplates conducting.

(h)                 Contracts and Other Instruments.  All contracts have been disclosed to ARSN and ARS Products as it relates to HMM Capital or its stockholders.  HMM Capital has furnished to ARSN and ARS Products the articles of incorporation and bylaws of HMM Capital and all amendments thereto, as presently in effect, certified by the Secretary of the corporation.  Neither HMM Capital nor its stockholders, or any other party to any of those contracts, agreements, instruments, leases, or licenses, is now or expects in the future to be in violation or breach of, or in default with respect to complying with, any material provision thereof, and each contract, agreement, instrument, lease, or license is in full force and is the legal, valid, and binding obligation of the parties thereto and is enforceable as to them in accordance with its terms, subject to any laws relating to bankruptcy or any other similar laws.

(i)                   Employees.  HMM Capital has no employees on the date of this Plan of Merger.

(j)                   Authority to Merge.  HMM Capital has all requisite power and authority to execute, deliver, and perform this Plan of Merger.  All necessary corporate proceedings of HMM Capital have been duly taken to authorize the execution, delivery, and performance of this Plan of Merger by HMM Capital.  This Plan of Merger has been duly authorized, executed and delivered by HMM Capital; is the legal, valid, and binding obligation of HMM Capital; and is enforceable as to it in accordance with its terms subject to any laws relating to bankruptcy or any other similar laws.

No consent, authorization, approval, order, license, certificate, or permit of or from, or declaration of filing with, any federal, state, local, or other governmental authority or any court or other tribunal is required by HMM Capital for the execution, delivery, or performance of this Plan of Merger by HMM Capital.  No consent of any party to any contract, agreement, instrument, lease, license, arrangement, or understanding to which HMM Capital is a party, or to which any of its properties or assets are subject, is required for the execution, delivery or performance of this Plan of Merger; and the execution, delivery, and performance of this Plan of Merger will not violate, result in a breach of, conflict with, or (with or without the giving of notice or the passage of time or both) entitle any party to terminate or call a default under any contract, agreement, instrument, lease, license, arrangement, or understanding, or violate or result in a breach of any term of the articles of incorporation (or other charter document) or bylaws of HMM Capital or violate, result in a breach of, or conflict with any law, rule, regulation, order, judgment, or decree binding on HMM Capital or to which any of its operations, business, properties, or assets are subject.

(k)                 Completeness of Disclosure.  No representation or warranty by HMM Capital in this Plan of Merger contains, or on the Effective Date will contain, any untrue statement of material fact or omits, or will omit, to state a material fact necessary to make the statements made not misleading.

13.                 Conditions to Obligations of ARSN and ARS Products.  The obligations of ARSN and ARS Products under this Plan of Merger are subject, at the option of ARSN and ARS Products, to the following conditions:

(a)                 Accuracy of Representations and Compliance with Conditions.  (i) All representations and warranties of HMM Capital contained in this Plan of Merger shall be accurate when made and, in addition, shall be accurate as of the Effective Date as though the representations and warranties were then made in exactly the same language by HMM Capital and regardless of knowledge or lack thereof on the part of HMM Capital or changes beyond its control; (ii) as of the Effective Date, HMM Capital shall have performed and complied with all covenants and agreements and satisfied all conditions required to be performed and complied with by it at or before that time by this Plan of Merger; and (iii) ARSN and ARS Products shall have received certificates signed by the Chief Executive Officer of HMM Capital dated the Effective Date to that effect.

(b)                 Review of Proceedings.  All actions, proceedings, instruments, and documents required to carry out this Plan of Merger or incidental thereto and all other related legal matters shall be subject to the reasonable approval of the counsel for ARSN and ARS Products, and HMM Capital shall have furnished such counsel those documents as such counsel may have reasonably requested for the purpose of enabling them to pass upon such matters.

(c)                 Payment of Fees.  All fees and franchise taxes with respect to the Merger will be paid by HMM Capital.

(d)                 Legal Action.  There shall not have been instituted or threatened any legal proceeding relating to, or seeking to prohibit or otherwise challenge the consummation of, the transactions contemplated by this Plan of Merger, or to obtain substantial damages with respect thereto.

14.                 Contractual Consents Needed.  The parties to this Plan of Merger shall have obtained, at or prior to the Effective Date, all consents required for the consummation of the transactions contemplated by this Plan of Merger from any party to any contract, agreement, instrument, lease, license, arrangement, or understanding to which any of them is a party, or to which any of their respective businesses, properties, or assets are subject.

15.                 Notices.  All notices, requests, demands, and other communications hereunder shall be in writing and delivered personally or sent by registered or certified United States mail, return receipt requested with postage prepaid, or by telecopy or e-mail, if to HMM Capital, addressed to Mr. George Perlin, 100 Walnut Street, Champlain, New York 12919, telecopier (518) 298-2813, and e-mail gipco@sympatico.ca; and if to ARSN and ARS Products, addressed to Mr. Sydney A. Harland, 100 Walnut Street, Champlain, New York 12919, telecopier (518) 298-2813, and e-mail harmuir@aol.com.  Any party hereto may change its address upon 10 days' written notice to any other party hereto.

16.                 Legal Construction.  In case any one or more of the provisions contained in this Plan of Merger shall for any reason be held to be invalid, illegal, or unenforceable in any respect, such invalidity, illegality, or unenforceability shall not affect any other provisions hereof, and this Plan of Merger shall be construed as if such invalid, illegal, or unenforceable provision had never been contained herein.

17.                 Benefit.  All the terms and provisions of this Plan of Merger shall be binding upon and inure to the benefit of and be enforceable by the parties hereto, and their successors and permitted assigns.

18.                 Law Governing.  This Plan of Merger shall be construed and governed by the laws of the State of Nevada, and all obligations hereunder shall be deemed performable in Clinton County, New York.

19.                 Perfection of Title.  The parties hereto shall do all other acts and things that may be reasonably necessary or proper, fully or more fully, to evidence, complete or perfect this Plan of Merger, and to carry out the intent of this Plan of Merger.

20.                 Cumulative Rights.  The rights and remedies of any party under this Plan of Merger and the instruments executed or to be executed in connection herewith, or any of them, shall be cumulative and the exercise or partial exercise of any such right or remedy shall not preclude the exercise of any other right or remedy.

21.                 Waiver.  No course of dealing on the part of any party hereto or its agents, nor any failure or delay by any such party with respect to exercising any right, power or privilege of such party under this Plan of Merger or any instrument referred to herein shall operate as a waiver thereof, and any single or partial exercise of any such right, power or privilege shall not preclude any later exercise thereof or any exercise of any other right, power or privilege hereunder or thereunder.

22.                 Construction.  Whenever used herein, the singular number shall include the plural, the plural number shall include the singular, and the masculine gender shall include the feminine.

23.                 Multiple Counterparts.  This Plan of Merger may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

IN WITNESS WHEREOF, the parties have executed this Plan of Merger on April 24, 2003.

ARS NETWORKS, INCORPORATED
By
Sydney A. Harland, President

ARS PRODUCTS INC.
By
Sydney A. Harland, President

HMM CAPITAL HOLDINGS, INC.
By
George Perlin, President

Attachments:
Exhibit A - Certificate of Incorporation of ARS Products Inc.
Exhibit B - Bylaws of ARS Products Inc.

EXHIBIT A
CERTIFICATE OF INCORPORATION OF
ARS PRODUCTS INC.

CERTIFICATE OF INCORPORATION

        FIRST:   The name of this corporation shall be:  ARS PRODUCTS INC.

        SECOND:  Its registered office in the State of Delaware is to be located at 2711 Centerville Road, Suite 400, Wilmington, County of New Castle, Delaware, 19808.  The name of its registered agent at such address is THE COMPANY CORPORATION.

        THIRD:  The purpose or purposes of the corporation shall be:

To engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of Delaware.

        FOURTH:  The total number of shares of stock which this corporation is authorized to issue is:  Fifteen-hundred (1,500) shares of common stock with no par value.

        FIFTH: The name and address of the incorporator is as follows:

Brandon Laramore
2711 Centerville Road
Suite 400
Wilmington, Delaware 19808

        SIXTH: The Board of Directors shall have the power to adopt, amend or repeal the by-laws.

        SEVENTH; No director shall be personally liable to the Corporation or its stockholders for monetary damages for any breach of fiduciary duty by such director as a director. Notwithstanding the foregoing sentence, a director shall be liable to the extent provided by applicable law, (i) for breach of the director's duty of loyalty to the Corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) pursuant  to Section 174 of the Delaware General Corporation Law or (iv) for any transaction from which the director derived an improper personal benefit. No amendment to or repeal of this Article Seventh shall apply to or have any effect on the liability or alleged liability of any director of the Corporation for or with respect to any acts or omissions of such director occurring prior to such amendment.

        IN WITNESS WHEREOF, the undersigned, being the incorporator herein before named, has executed signed and acknowledged this certificate of incorporation.

Name: Brandon Laramore Incorporator

City of Wilmington County of New Castle Dated: March 21,2003

ORGANIZATION ACTION IN WRITING OF INCORPORATOR

OF

ARS PRODUCTS INC.
(Organized March 21, 2003)

            The following action is taken this day through this instrument by the incorporator of the above corporation:

1. The election of the following person[s] to serve as the director[s] of the corporation until the first annual meeting of stockholders and until their successors are elected and qualified or until their earlier resignation or removal:

SYDNEY HARLAND
RONALD MOODIE

Name:
Brandon Laramore Incorporator

EXHIBIT B
BYLAWS OF
ARS PRODUCTS INC.

BY-LAWS

OF

ARS Products Inc.

ARTICLE I - OFFICES

 The principal office of the corporation in the State of NEW YORK shall be located at 100 WALNUT STREET, CHAMPLAIN, NEW YORK 12919 County of CLINTON, NEW YORK. The corporation may have such other offices, either within or without the State of incorporation as the board of directors may designate or as the business of the corporation may from time to time require.

ARTICLE II - STOCKHOLDERS

1.  ANNUAL MEETING.

      The annual meeting of the stockholders shall, subject to the certificate of incorporation be held at such a place in or outside the State of Delaware as the directors may determine for the purpose of hearing and receiving the reports and statements required by the Act to be read and laid before the stockholders at any annual meeting, electing directors, reappointing, if necessary, the incumbent auditor and fixing or authorizing the board of directors to fix his remuneration.  No other business shall be transacted at the annual meeting of the stockholders unless such meeting is also properly constituted as a special meeting of stockholders.

2. SPECIAL MEETINGS.

      Special meetings of the stockholders, for any purpose or purposes, unless otherwise prescribed by statute, may be called by the president or by the directors, and shall Be called by the president at the request of the holders of a SIMPLE MAJORITY 50.1 per cent of all the outstanding shares of the corporation entitled to vote at the meeting.

3. PLACE OF MEETING.

      The directors may designate any place, either within or without the State unless otherwise prescribed by statute, as the place of meeting for any annual meeting or for any special meeting called by the directors.  A waiver of notice signed by all stockholders entitled to vote at a meeting may designate any place, either within or without the state unless otherwise prescribed by statute, as the place for holding such meeting.  If no designation is made, or if a special meeting be otherwise called, the place of meeting shall be the principal office of the corporation.

4.   NOTICE OF MEETING.

   Written or printed notice stating the place, day and hour of the meeting and, in case of a special meeting, the purpose of purposes for which the meeting is called, shall be delivered not less than 10 DAYS nor more than 30 days before the date of the meeting, either personally or by mail, by or at the direction of the president, or the secretary, or the officer or persons calling the meeting, to each stockholder of record entitled to vote at such meeting.  If mailed, such notice shall be deemed to be delivered when deposited in the United States mail, addressed to the stockholder at his address as it appears on the stock transfer books of the corporation, with postage thereon prepaid.

5.  CLOSING OF TRANSFER BOOKS OR FIXING OF RECORD DATE.

     For the purpose of determining stockholders entitled to notice of or to vote at any meeting of stockholders or any adjournment thereof, or stockholders entitled to receive payment of any dividend, or in order to make a determination of stockholders for any other proper purpose, the directors of the corporation may provide that the stock transfer books shall be closed for a stated period but not to exceed, in any case, 30 days. If the stock transfer books shall be closed for the purpose of determining stockholders entitled to notice of or to vote at a meeting of stockholders, such books shall be closed for at least 15 days immediately preceding such meeting.  In lieu of closing the stock transfer books, the directors may fix in advance a date as the record date for any such determination of stockholders, such date in any case to be not more than 5 days and, in case of a meeting of stockholders, not less than 2 days prior to the date on which the particular action requiring such determination of stockholders is to be taken. If the stock transfer books are not closed and no record date is fixed for the determination of stockholders entitled to notice of or to vote at a meeting of stockholders, or stockholders entitled to receive payment of a dividend, the date on which notice of the meeting is mailed or the date on which the resolution of the directors declaring such dividend is adopted, as the case may be, shall be the record date for such determination of stockholders.  When a determination of stockholders entitled to vote at any meeting of stockholders has been made as provided in this section, such determination shall apply to any adjournment thereof.

6.  VOTING LISTS.

   The officer or agent having charge of the stock transfer books for shares of the corporation shall make, at least 30 days before each meeting of stockholders, a complete list of the stockholders entitled to vote at such meeting, or any adjournment thereof, arranged in alphabetical order, with the address of and the number of shares held by each, which list, for a period of 30 days prior to such meeting, shall be kept on file at the principal office of the corporation and shall be subject to inspection by any stockholder at any time during usual business hours.  Such list shall also be produced and kept open at the time and place of the meeting and shall be subject to the inspection of any stockholder during the whole time of the meeting.  The original stock transfer book shall be prima facie evidence as to who are the stockholders entitled to examine such list or transfer books or to vote at the meeting of stockholders.

7.  QUORUM.

     At any meeting of stockholders, more than 50% of the outstanding shares of the corporation entitled to vote, represented in person or by proxy, shall constitute a quorum at a meeting of stockholders.  If less than said number of the outstanding shares are represented at a meeting, a majority of the shares so represented may adjourn the meeting from time to time without further notice.  At such adjourned meeting at which a quorum shall be present or represented, any business may be transacted which might have been transacted at the meeting as originally notified. The stockholders present at a duly organized meeting may continue to transact business until adjournment, notwithstanding the withdrawal of enough stockholders to leave less than a quorum.

8.   PROXIES.

     At all meetings of stockholders, a stockholder may vote by proxy executed in writing by the stockholder or by his duly authorized attorney in fact.  Such proxy shall be filed with the secretary of the corporation before or at the time of the meeting.

9. VOTING.

     Each stockholder entitled to vote in accordance with the terms and provisions of the certificate of incorporation and these by-laws shall be entitled to one vote, in person or by proxy, for each share of stock entitled to vote held by such stockholders. Upon the  demand of any stockholder, the vote for directors and upon any question before the meeting shall be by ballot. All elections for directors shall be decided by plurality vote; all other questions shall be decided by majority vote except as otherwise provided by the Certificate of Incorporation or the laws of this State.

10.  ORDER OF BUSINESS.

     The order of business at all meetings of the stockholders, shall be as follows;

       1.  Roll Call.

       2.  Proof of notice of meeting or waiver of notice.

       3.  Reading of minutes of preceding meeting.

       4.  Reports of Officers.

       5.  Reports of Committees.

       6.  Election of Directors.

       7.  Unfinished Business.

       8.  New Business.

 11.  INFORMAL ACTION BY STOCKHOLDERS.

     Unless otherwise provided by law, any action required to be taken at a meeting of the shareholders, or any other action which may be taken at a meeting of the shareholders, may be taken without a meeting if a consent in writing, setting forth the action so taken, shall be signed by all of the shareholders entitled to vote with respect to the subject matter thereof.

ARTICLE III - BOARD OF DIRECTORS

1.  GENERAL POWERS.

     The business and affairs of the corporation shall be managed by its board of directors.  The directors shall in all cases act as a board, and they may adopt such rules and regulations for the conduct of their meetings and the management of the corporation, as they may deem proper, not inconsistent with these by-laws and the laws of this State.

2.  NUMBER, TENURE AND QUALIFICATIONS.

      The number of directors of the corporation shall be a minimum of 2. Each director shall hold office until the next annual meeting of stockholders and until his successor shall have been elected and qualified.

3.  REGULAR MEETINGS.

     A regular meeting of the directors, shall be held without other notice than this by-law immediately after, and at the same place as, the annual meeting of stockholders.  The directors may provide, by resolution, the time and place for the holding of additional regular meetings without other notice than such resolution.

4. SPECIAL MEETINGS.

     Special meetings of the directors may be called by or at the request of the president or any two directors.  The person or persons authorized to call special meetings of the directors may fix the place for holding any special meeting of the directors called by them.

5.  NOTICE.

       Notice of any special meeting shall be given at least 7 days previously thereto by written notice delivered personally, or by fax or mailed to each director at his business address. If mailed, such notice shall be deemed to be delivered when deposited in the United States mail so addressed, with postage thereon prepaid. If notice be given by telegram, such notice shall be deemed to be delivered when the telegram is delivered to the telegraph company. The attendance of a director at a meeting shall constitute a waiver of notice of such meeting, except where a director attends a meeting for the express purpose of objecting to the transaction of any business because the meeting is not lawfully called or convened.

6.  QUORUM.

      At any meeting of the directors a majority shall constitute a quorum for the transaction of business, but if less than said number is present at a meeting, a majority of the directors present may adjourn the meeting from time to time without further notice.

7.  MANNER OF ACTING.

     The act of the majority of the directors present at a meeting at which a quorum is present shall be the act of the directors.

8.  NEWLY CREATED DIRECTORSHIPS AND VACANCIES.

     Newly created directorships resulting from an increase in the number of directors and vacancies occurring in the board for any reason except the removal of directors without cause may be filled by a vote of a majority of the directors then in office only if a quorum exists. Vacancies occurring by reason of the removal of directors without cause shall be filled by vote of more than 50% of the then outstanding stockholders entitled to vote.  A director elected to fill a vacancy caused by resignation, death, or removal shall be elected to hold office for the unexpired term of his predecessor.

9. REMOVAL OF DIRECTORS.

    Any or all of the directors may be removed by cause by a majority vote of the stockholders.  Directors may be removed without cause only by more than 50% of the then outstanding stock entitled to vote.

10.  RESIGNATION.

     A director may resign at any time by giving written notice to the board, the president or the secretary of the corporation. Unless otherwise specified in the notice, the resignation shall take effect upon receipt thereof by the board or such officer, and the acceptance of the resignation shall not be necessary to make it effective.

11.  C0MPENSATION.

     No compensation shall be paid to directors, as such, for their services, but by resolution of the board a fixed sum and expenses for actual attendance at each regular or special meeting of the board may be authorized.  Nothing herein contained shall be construed to preclude any director from serving the corporation in any other capacity and receiving compensation therefor.

12. PRESUMPTION OF ASSENT.

     A director of the corporation who is present at a meeting of the directors at which action on any corporate matter is taken shall be presumed to have assented to the action taken unless his dissent shall be entered in the minutes of the meeting or unless he shall file his written dissent to such action with the person acting as the secretary of the meeting before the adjournment thereof or shall forward such dissent by registered mail to the secretary of the corporation immediately after the adjournment of the meeting.  Such right to dissent shall not apply to a director who voted in favor of such action.

13.  EXECUTIVE AND OTHER COMMITTEES.

     The board, by resolution, may designate from among its members an executive committee and other committees, each consisting of three or more directors.  Each such committee shall serve at the pleasure of the board.

ARTICLE IV - OFFICERS

1. NUMBER.

     The officers of the corporation shall be the President and shall be elected by the directors.  Such other officers and assistant officers as may be deemed necessary may be elected or appointed by the directors.

2.  ELECTION AND TERM OF OFFICE.

     The officers of the corporation to be elected by the directors shall be elected annually at the first meeting of the directors held after each annual meeting of the stockholders.  Each officer shall hold office until his successor shall have been duly elected and shall have qualified or until his death or until he shall resign or shall have been removed in the manner hereinafter provided.

3. REMOVAL.

     Any officer or agent elected or appointed by the directors may be removed by the directors whenever in their judgment the best interests of the corporation would be served thereby, but such removal shall be without prejudice to the contract rights, if any, of the person so removed.

4.  VACANCIES.

     A vacancy in any office because of death, resignation, removal, disqualification or otherwise, may be filled by the directors for the unexpired portion of the term.

5.  President

      The President shall be the Chief Executive Officer of the Corporation and shall, subject to the control of the directors, shall in general supervise and control all the business and affairs of the corporation.  He shall be a director of the Corporation and he shall, when present, preside at all meetings of the stockholders and of the directors.  The President shall perform such other duties as may be prescribed by the directors of the Corporation from time to time.

 6. SALARIES.

      The salaries of the officers shall be fixed from time to time by the directors and no officer shall be prevented from receiving such salary by reason of the fact that he is also a director of the corporation.

ARTICLE V - CONTRACTS, LOANS, CHECKS AND DEPOSITS

1.  CONTRACTS.

      The directors may authorize any officer or officers, agent or agents, to enter into any contract or execute and deliver any instrument in the name of and on behalf of the corporation and such authority may be general or confined to specific instances.

2. LOANS.

     No loans shall be contracted on behalf of the corporation and no evidences of indebtedness shall be issued in its name unless authorized by a resolution of the directors.  Such authority may be general or confined to specific instances.

3.  CHECKS, DRAFTS, ETC.

     All checks, drafts or other orders for the payment of money, notes or other evidences of indebtedness issued in the name of the corporation, shall be signed by such officer or officers, agent or agents of the corporation and in such manner as shall from time to time be determined by resolution of the directors.

4. DEPOSITS.

     All funds of the corporation not otherwise employed shall be deposited from time to time to the credit of the corporation in such banks, trust companies or other depositaries as the directors may select.

ARTICLE VI - CERTIFICATES FOR SHARES AND THEIR TRANSFER

1.  CERTIFICATES FOR SHARES.

     Certificates representing shares of the corporation shall be in such form as shall be determined by the directors.  Such certificates shall be signed by the president and by the secretary or by such other officers authorized by law and by the directors. All certificates for shares shall be consecutively numbered or otherwise identified.  The name and address of the stockholders, the number of shares and date of issue, shall be entered on the stock transfer books of the corporation.  All certificates surrendered to the corporation for transfer shall be canceled and no new certificate shall be issued until the  former certificate for a like number of shares shall have been surrendered and canceled, except that in case of a lost, destroyed or mutilated certificate a new one may be issued there for upon such terms and indemnity to the corporation as the directors may prescribe.

2.  TRANSFERS OF SHARES.

     (a)  Upon surrender to the corporation or the transfer agent of the corporation of a certificate for shares duly endorsed or accompanied by proper evidence of succession, assignment or authority to transfer, it shall be the duty of the corporation to issue a new certificate to the person entitled thereto, and cancel the old certificate; every such transfer shall be entered on the transfer book of the corporation which shall be kept at its principal office,

     (b)  The corporation shall be entitled to treat the holder of record of any share as the holder in fact thereof, and, accordingly, shall not be bound to recognize any equitable or other claim to or interest in such share on the part of any other person whether or not it shall have express or other notice thereof, except as expressly provided by the laws of this state.

ARTICLE VII - FISCAL YEAR

       The fiscal year of the corporation shall end on the 31st Day of January in each year.

ARTICLE VIII - DIVIDENDS

       The directors may from time to time declare, and the corporation may pay, dividends on its outstanding shares in the manner and upon the terms and conditions provided by law.

ARTICLE IX - SEAL

     The directors shall provide a corporate seal which shall be circular in form and shall have inscribed thereon the name of the corporation, the state of incorporation, year of incorporation and the words, "Corporate Seal".

ARTICLE X - WAIVER OF NOTICE

     Unless otherwise provided by law, whenever any notice is required to be given to any stockholder or director of the corporation under the provisions of these by-laws or under the provisions of the articles of incorporation, a waiver thereof in writing, signed by the person or persons entitled to such notice, whether before or after the time stated therein, shall be deemed equivalent to the giving of such notice.

ARTICLE XI - AMENDMENTS

     These by-laws may be altered, amended or repealed and new by- laws may be adopted by a vote of the stockholders representing a majority of all the shares issued and outstanding, at any annual stockholders' meeting or at any special stockholders' meeting when the proposed amendment has been set out in the notice of such meeting.

ARTICLE XII - INDEMNIFICATION

(a)  The corporation shall have power to indemnify any person who was or is a party or is threatened to be made a party to any proceeding (other than an action by or in the right of the corporation to procure a judgment in its favor) by reason of the fact that that person is or was an agent of the corporation, against expenses, judgments, fines, settlements, and other amounts actually and reasonably incurred in connection with that proceeding if the person acted in good faith and in a manner the person reasonably believed to be in the best interests of the corporation and, in the case of a criminal proceeding, had no reasonable cause to believe the conduct of that person was unlawful. The termination of any proceeding by judgment, order, settlement, conviction, or on a plea of  nolo contenders or its equivalent shall not, of itself, create a presumption that the person did not act in good faith and in a n-Lanner that the person reasonably believed to be in the best interests of the corporation or that the person had reasonable cause to believe was unlawful.

(b)  The corporation shall have power to indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending, or completed action by or in the right of the corporation to procure a judgment in its favor by reason of the fact that the person is or was an agent of the corporation, against expenses actually and reasonably incurred by the person in connection with the defense or settlement of that action if that person acted in good faith, in a manner the person believed to be in the best interests of the corporation and its shareholders.  No indemnification shall be made for any of the following:

   (1) Any claim, issue, or matter for which any person has been adjudged liable to the corporation in the performance of that person's duty to the corporation and its shareholders, unless and only to the extent that the court where the proceeding was or is pending determines on application that, in view of all the circumstances of the case, the person is fairly and reasonably entitled to indemnity for expenses, and then only to the extent that the court determines,

   (2) Amounts paid in settling or otherwise, disposing of a threatened or pending action without court approval; or

   (3)  Expenses incurred in defending a threatened or pending action that is settled or otherwise disposed of without court approval.